                                     Shares
 Number

                  Organized Under the Laws of the State of Texas

                                     [LOGO]
C
                                  COMMON STOCK

                               CUSIP 44217E 10 6
                            SEE REVERSE FOR CERTAIN
                                  DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE,
                                   OF

HOUSTON INTERWEB DESIGN, INC., transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officer and the facsimile corporate seal to be duly affixed hereto.

    DATED:

    CHAIRMAN OF THE BOARD AND PRESIDENT
    HARRY L. WHITE

                        HOUSTON INTERWEB DESIGN, INC.

    The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --      as tenants in common       UNIF GIFT MIN ACT--    ..............Custodian  ...........

                       as tenants by the
TEN ENT        --      entireties                                        (Cust)                     (Minor)
JT TEN         --      as joint tenants with                             under Uniform Gifts to Minors Act
                       right                                             ....................................
                       of survivorship and not                           (STATE)
                       as
                       tenants in common

    Additional abbreviations may also be used though not in the above list.
    For Value Received, __________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________
_________________________________________________________________________ Shares

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
                                          X
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST CORRE-
SPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.
                                          X
                                          Signature(s) must be guaranteed by a bank, broker or qualified financial institution.